                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 17, 1994



                       ROCKEFELLER CENTER PROPERTIES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          1-8971                      13-3280472
- ---------------                 ----------------            -------------------
(State or other                 (Commission File            (IRS Employer
jurisdiction of)                     Number)                Identification No.)


             1270 Avenue of the Americas, New York, New York 10020
           ----------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (212) 698-1440


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Item 5.   OTHER EVENTS.

          Rockefeller Center Properties, Inc. ("RCPI") has issued a press release announcing that it has signed a letter of intent under which Goldman, Sachs & Co. and Whitehall Street Real Estate Limited Partnership V would purchase from RCPI $225 million long-term debt which will permit RCPI to retire its commercial paper and reduce its interest rate swap exposure.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

                    The following is being filed as an exhibit to this Report:

               (99.3)    Press Release dated November 17, 1994.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                         ROCKEFELLER CENTER PROPERTIES, INC.
                         -----------------------------------
                                   (Registrant)


                         By: /s/ Richard M. Scarlata
                             -------------------------------------------------
                              Name:  Richard M. Scarlata
                               Title:    President and Chief Executive Officer


Dated:  November 18, 1994


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               [ROCKEFELLER CENTER PROPERTIES, INC. - LETTERHEAD]


New York, N.Y. -- November 17, 1994 -- Rockefeller Center Properties, Inc. (NYSE - RCP) announced today that it has signed a letter of intent under which Goldman, Sachs & Co. and Whitehall Street Real Estate Limited Partnership V would purchase from RCPI $225 million of long-term debt which will permit RCPI to retire its commercial paper and reduce its interest rate swap exposure. The transaction is expected to close by December 31, 1994.

"We are very pleased to have entered into this letter of intent," said Richard
M. Scarlata, President and Chief Executive Officer of RCPI. "The Board and Management believe strongly that this transaction will meet our short-term liquidity needs and strengthen our long-term position."

RCPI would also issue to Whitehall or other affiliates of Goldman Sachs warrants and stock appreciation rights covering 19.9 percent of the outstanding shares (assuming exercise of such warrants and rights) with an exercise price of $5 per share. Goldman would have the right to appoint one director to the RCPI Board.

The Board of Directors adopted this course of action after an extensive review -- with the advice of its financial advisors Kidder, Peabody & Co. Incorporated -- of a range of financing alternatives and proposals.

The transaction is subject to execution of mutually acceptable documentation and customary approvals and conditions.


                                Company Contact:
                             Stephanie Leggett Young
                       Rockefeller Center Properties, Inc.
                                  (212)698-1440